UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2015

UNIQUE FABRICATING, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248)-853-2333

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities

(a) On October 27, 2015, Unique Fabricating, Inc. (the “Company”) determined to close its manufacturing facility in Murfreesboro, Tennessee. The Company expects to cease operations at the Murfreesboro facility by January of 2016. The Company currently expects that approximately 30 positions will be eliminated as a result of the closure.

The Company's decision resulted from the tight labor market in Murfreesboro and the struggle to staff production levels to meet the ongoing growth strategy for their respective products. To enable the Company to service its customers at the increasing volumes projected for the future, the Company has decided to move existing Murfreesboro production to our other manufacturing facilities in Evansville, Indiana and LaFayette, Georgia.

The Company will provide employees severance pay, health benefits continuation and job search assistance.

(b) The Company estimates that it will incur approximately $0.2-$0.3 in employee termination costs. At this time, the Company is unable to estimate the ranges of amounts of other major types of costs expected to be incurred in connection with the closure.

(c) The Company is unable to estimate the total range of amount expected to be incurred in connection with the closure, at this time.

(d) The Company is unable to estimate the amount or range of the charge that will result from future cash expenditures.

On October 27, 2015, the Company issued a press release regarding the plant closure, a copy of which is attached hereto as Exhibit 99.1.

This Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. These forward-looking statements, including, but not limited to, the timing with respect to closing the Murfreesboro, Tennessee manufacturing facility, and the Company's ability to enhance its costs structure and growth position as a result of the closing and the financial impact of the closing, are based on current expectations. All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, those discussed in our Prospectus, dated June 30, 2015 filed with the Securities and Exchange Commission pursuant to Rule 424(b) and in particular the Section entitled “Risk Factors” of the Prospectus, as well as any updates to those risk factors filed from time to time in our periodic and current reports filed with the SEC. All statements contained in this release are made as of the date of this release, and Unique Fabricating does not intend to update this information, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of the Company dated October 27, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Dated: October 27, 2015	By:	/s/ Thomas Tekiele
Name: Thomas Tekiele
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 27, 2015